UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934.

DATE OF REPORT:  SEPTEMBER 9, 2009  (Date of earliest event reported)

THE ITALIAN OVEN, INC.
(Exact name of registrant as specified in its charter)

PA                                          0-27182                  25-1624305
                                                  (State or other jurisdiction                          (Commission File         IRS Employer
of incorporation)                                      Number)             Identification Number)

196 WEST ASHLAND STREET, DOYLESTOWN, PA 18901
(Address of principal executive offices)

267-864-7737
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

ITEM 3.03 Material Modification of Rights of Securities Holders

ITEM 8.01  Other Events

In accordance with our resolution to retire two sets of common stock, 1,892,100 shares in the company's treasury and 500,000,000 shares belonging to My Pleasure Limited, the Italian Oven Inc. (Pink Sheets:  IOVE) announced that the first set of shares were retired by the transfer agent.  The Company expects the 500,000,000 common shares to be retired within one week.  Once the shares are retired, the Company will reduce its authorized shares to 450,000,000.

 IOVE's common stock, subject to a share issuance moratorium until January 2010, is structured as follows:

Total number of common shares:  938,291,700, authorized shares 999,999,999.
Restricted common belonging to My Pleasure Limited, United Kingdom:  500,000,000.
Public float shares:  325,161,800 (held by CEDE & Company).
Certificate shares:  113,129,900 (70,546,600 restricted, 42,583,300 unrestricted).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act
of 1934, the registrant has duly caused this report to be
signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 9, 2009

THE ITALIAN OVEN, INC.

By: /s/ Joanna Chmielewska
Joanna Chmielewska, President

          Twitter:  italianoven
          web:  www.theitalianoveninc.com
          fax:  1-267-371-5168